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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-4186) pertaining to the Conceptus, Inc. 1995 Directors' Stock Option Plan, 1995 Employee Stock Purchase Plan, 1993 Stock Plan of our report dated February 3, 1997, with respect to the consolidated financial statements of Conceptus, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1996.

Palo Alto, California
March 25, 1997